As filed with the Securities and Exchange Commission on May 13, 2003
                                                      Registration No. 333-65563
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                        POST EFFECTIVE AMENDMENT NO. 4 ON
                                    FORM S-3
                                       TO
                       REGISTRATION STATEMENT ON FORM S-1
                                 ---------------

                           United Road Services, Inc.
             (Exact name of registrant as specified in its charter)

                                 ---------------

           Delaware                                         94-3278455
(State or other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                      Identification Number)

                                 ---------------

                             17 Computer Drive West
                             Albany, New York, 12205
                                 (518) 446-0140
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)
                                 ---------------

                                 Michael Wysocki
                             Chief Executive Officer
                             17 Computer Drive West
                             Albany, New York, 12205
                                 (518) 446-0140
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                 with a copy to:

                              Karen A. Dewis, Esq.
                             McDermott, Will & Emery
                            600 Thirteenth Street, NW
                            Washington, DC 20005-3096

Approximate date of commencement of proposed sale to the public: Not Applicable
================================================================================

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.                                                                  o

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or
interest reinvestment plans, check the following box.                 o

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.                         o

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.                                                o

        If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.                                  o

                                 ---------------



                       DEREGISTRATION OF SECURITIES

        This Post-Effective Amendment No. 4 (the "Amendment") to the Registration Statement on Form S-3 (SEC File No. 333-65563) (as amended, the "Registration Statement") is being filed by United Road Services, Inc. (the "Company") in order to deregister all of the shares of the Company's common stock, par value $.001, which remain unsold under the Registration Statement.

--------------------------------------------------------------------------------


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on the 9th day of May, 2003.

United Road Services, Inc.
    (Registrant)

By:  /s/ Michael Wysocki
   -----------------------------------------------------------------
   Name: Michael Wysocki
   Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 4 to the Registration Statement (SEC File No. 333-65563) has been signed by the following persons in the capacities indicated on this 9th day of May, 2003.

   (Signature)                                      (Title)
-------------------------------------------------------------------

/s/ Michael Wysocki                         Chief Executive Officer and Director
-----------------------------------         (Principal Executive Officer and
Michael Wysocki                             Principal Financial and Accounting
                                            Officer)


/s/ Ed Morawski                             Director
-----------------------------------
Ed Morawski

/s/ Joe Rhodes                              Director
-----------------------------------
Joe Rhodes


/s/ Larry Fagan                             Director
-----------------------------------
Larry Fagan


/s/ Michael Psaros                          Director
-----------------------------------
Michael Psaros


/s/ David Shapiro                           Director
-----------------------------------
David Shapiro


/s/ Eugene Keilin                           Director
-----------------------------------
Eugene Keilin


/s/ Raquel Palmer                           Director
-----------------------------------
Raquel Palmer


                                            Director
-----------------------------------
Brian Riley


/s/ Stephen Presser                         Director
-----------------------------------
Stephen Presser


/s/ Kenneth Fisher                          Director
-----------------------------------
Kenneth Fisher